UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

Global Stock Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

While global stock markets were down over the past six months, they began to rally in late March and gained strength in April amid sentiment that the global credit crisis may be stabilizing. The U.S. Federal Reserve cut interest rates repeatedly throughout the period, but the central bank also hinted at a pause in its cycle of rate reductions in order to counter inflationary pressures. U.S. equities were weak, but the strength of the euro versus the dollar trimmed losses in Europe for U.S. investors.

Your fund lost ground during the past six months but surpassed the returns of the MSCI All Country World Index and the Lipper Global Large-Cap Growth Funds Average. For longer periods, the fund’s returns have been strong and well ahead of the results for both benchmarks. (Results for the Advisor shares were slightly lower, reflecting their higher expense ratio, but were still ahead of the benchmarks.) Generally good stock selection was responsible for the fund’s relatively strong performance during the period.

HIGHLIGHTS

• While global stock markets were down over the past six months, they rallied from late March through April amid optimism that the global credit crisis could be stabilizing.

• The fund surpassed the returns of its major benchmarks thanks to beneficial stock selection.

• Our major holdings in energy, financials, materials, and other sectors drove the fund’s good relative performance during the period, while stock selection in the telecom group was a drag on results.

• We expect volatility to continue, but we believe our focus on growth stocks with the strongest prospects should continue to provide attractive results.

MARKET REVIEW

The broad retreat from risky asset classes, triggered by the global credit crunch, continued during the past six months. Volatility, spurred on by spreading U.S. subprime mortgage problems and a weak U.S. economy, dominated global markets over the period.

U.S. stocks fell amid concerns that rising oil prices, the residential real estate recession, and continuing credit market turmoil would lead to a significant, broad-based economic slowdown. At the beginning of the period, the broad S&P 500 Index suffered its first correction—defined by a drop of 10% or more—in about five years.

Japan also lost ground but less than other regions did. The Bank of Japan said fallout from the slowing U.S. economy and problems associated with the subprime mortgage meltdown are likely to reduce Japan’s 2008 growth rate to less than 2%. In addition, the yen hit a two-and-a-half-year high against the dollar. Japanese equities suffered significantly in March, with exporters hurt by the strength of the yen and few positive signs for the domestic economy.

Emerging markets registered the worst returns and endured a stormy start to the year, pummeled by the credit crisis in the U.S., the general loss of liquidity, and the subsequent flight to quality. The market has been somewhat skittish, with investors quick to act on any bad news or negative sentiment.

European stock markets took their cue from the credit markets and were marked down accordingly. Tightened liquidity continued to be the major story within the region as the interbank market has all but dried up. The European Central Bank (ECB) and Bank of England injected substantial sums of money into the financial system. So far, the ECB has declined to reduce interest rates because of concerns about inflation and a reasonably optimistic outlook for economic growth down the road. Throughout the global markets, the strongest sector was energy, while financials, information technology, and consumer discretionary were the weakest performers.

PORTFOLIO PERFORMANCE AND STRATEGY

Our stock selection during the past six months was primarily responsible for the fund’s strong relative performance. In energy, coal producer CONSOL Energy in the U.S. benefited from investor optimism regarding reductions in supply, higher oil prices, and increased demand in Asia. The company signed some large contracts that are expected to boost results through 2008 and 2009. First-quarter earnings at another energy holding, Arch Coal, nearly doubled from the comparable period last year. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Our financial holdings also boosted the fund’s relative performance. Brazil’s Banco Itau Holding Financeira did well against the backdrop of a generally robust Brazilian market. Brazil’s economy is strong following rate cuts that put interest rates at their lowest level in years. Another financial position, Oman’s BankMuscat, enjoyed good growth throughout the Middle East.

In addition, our stock selection in the materials sector proved beneficial to relative results. The U.K.’s Rio Tinto, the world’s second-largest producer of iron ore, appreciated sharply as a result of strong demand for global commodities and an increase in steel price estimates by analysts. It became the target of a bid proposal made by another portfolio holding, BHP Billiton.

All was not rosy despite the fund’s relatively decent performance versus the benchmarks. U.S. telecom company American Tower was weak as the sector in general has been under pressure, with fixed-line companies struggling with increasing competition and extended wireless growth. Other holdings that held back results included employment services company Monster Worldwide, which is sensitive to swings in the economy. We were also underweight in the buoyant consumer staples area.

As far as absolute performance is concerned, our top three contributors were Rio Tinto, CONSOL Energy, and homebuilder D.R. Horton, which rebounded when interest rates came down. Laggards included U.S. tech company Marvell Technology Group; Monster Worldwide; and TomTom, the Dutch navigational equipment company whose sales growth in its core European market has slowed due to rising competition.

We sold shares of France’s Schneider Electric during the period; the company’s stock valuation appears reasonable, but we believe a lack of certainty about the firm’s prospects could dampen near-term performance. We trimmed Rio Tinto on strength in the stock, and we eliminated Yahoo! because of concerns about Microsoft’s final bid price for the company; at the same time, we increased our position in Google and added Amazon.com. Google has been expanding globally, gaining market share and scale at a rate substantially above the competition. We added to France’s Alcatel-Lucent since the merged entity appears to have significant synergies in both research and development and sales that have yet to be reflected in the company’s stock price. In addition, we bought shares of mining company Xstrata, which has grown through acquisitions and may continue to be involved in industry consolidation. The firm enjoys a good mix of commodities and has an impressive growth pipeline.

INVESTMENT STRATEGY AND POSITIONING

Concerning our investment strategy, we have preferred banks in emerging markets that are enjoying strong loan growth generated by a combination of burgeoning consumer and commercial demand and government deregulation that is making mortgages and consumer loans more widely available in many markets. These banks have been largely immune to the credit crisis that has plagued the major U.S. and European banks in recent months.

We are selectively looking for value during this period of turmoil, and we are focusing on businesses that have strong long-term earnings potential and leading market positions. We continue to take notice of the growth of mobile communication in both emerging markets (increased penetration) and North America (wireless towers). Emerging markets wireless companies have been benefiting from low penetration rates and rational competition. There are also opportunities in developed markets, especially in the wireless tower companies due to high barriers to entry, pricing power, fixed costs, and the ability to support high amounts of financial leverage. Diversified telecoms have recently performed badly after weak results from some companies. We will be looking to increase positions in the best companies with a competitive advantage—trading at attractive valuations.

Within energy, we are emphasizing U.S.-based energy and equipment firms. The competitive advantages of scale, technology, and diversification allow them to have a significant global presence as the challenges of finding new sources of oil and gas lead to more complex exploration and production projects. In particular, we are seeking base commodity companies as supply constraints should lead to higher earnings. Carbon-based fuel (coal, gas, oil) companies are always in demand and are, therefore, defensive investments in turbulent markets.

Consumer discretionary and consumer staples are sometimes grouped together as one consumer sector. In aggregate, we are neutral in staples, offsetting an overweight in consumer discretionary stocks. We will be focusing primarily on U.S. nonretail exporters in this sector.

INVESTMENT OUTLOOK

The global credit crisis will likely slow world growth for the rest of 2008 as its effects ripple throughout the wider economy. However, the divergence between the economies in the developed world and those in emerging markets should continue. The U.S. economy is likely to remain fragile, weakening Europe and Japan. Since developed countries account for about three-quarters of the world’s gross domestic product (GDP), the global impact will be significant. It is difficult to forecast corporate earnings given the slowdown in economic growth, although valuations in some areas appear to be discounting all but the direst scenarios.

The economic growth picture for emerging markets is brighter, albeit tempered by rising inflation in many countries. While exports to developed countries are likely to wane, domestic demand in emerging economies has expanded as savings rates have peaked, leading to wealth creation reflected in overall economic growth. Many emerging market governments have boosted public spending on infrastructure, providing a sizable injection of capital. That said, a more selective approach to investing within emerging markets is required in this environment as price regulations, particularly in China, have been instituted in key industries to curb inflationary pressures. We have maintained the portfolio’s exposure to emerging markets during this period, with a focus on durable growers, primarily in the wireless telecommunications and banking industries.

Global stock market volatility is likely to prove more extended than usual, as the magnitude and duration of the slowdown in developed markets remains unclear. Liquidity has been drying up, and investors will maintain a lower risk profile over the medium term until data suggest that economic growth trends have become more positive. In this difficult environment, we believe our focus on solid growth companies with good potential should continue to provide attractive results for investors in coming months.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund’s Investment Advisory Committee

May 16, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): GDP is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Price/earnings (P/E) ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/08
Google, United States	4.8%
America Movil, Mexico	4.7
Telefonica, Spain	3.8
Alcatel-Lucent, France	3.1
American Tower, United States	2.7
OAO Gazprom, Russia	2.2
Banco Itau Holding Financeira, Brazil	2.2
Juniper Networks, United States	2.2
Goldman Sachs, United States	2.1
Orascom Telecom, Egypt	1.9
E.ON, Germany	1.8
Amazon.com, United States	1.7
Bharti Airtel, India	1.6
Industrial & Commercial Bank of China, China	1.5
Nikon, Japan	1.5
Rolls-Royce Group, United Kingdom	1.5
Grupo Financiero Banorte SAB de CV, Mexico	1.5
Baker Hughes, United States	1.5
Bovespa Holding, Brazil	1.5
Sprint Nextel, United States	1.4
Central European Media Enterprises, United States	1.4
China Shenhua Energy, China	1.3
State Bank of India, India	1.3
Vodafone Group, United Kingdom	1.3
Pernod-Ricard, France	1.3
Total	51.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE						
Beginning of period	$ 28.20	$ 21.99	$ 18.01	$ 14.57	$ 13.07	$ 10.90
Investment activities						
Net investment income	0.16	0.12	0.11*	0.06*	0.03*	0.05*
Net realized and unrealized gain (loss)	(1.75)	7.17	4.21	3.46	1.52	2.15
Total from investment activities	(1.59)	7.29	4.32	3.52	1.55	2.20
Distributions						
Net investment income	(0.08)	(0.09)	(0.02)	(0.08)	(0.04)	(0.03)
Net realized gain	(1.96)	(0.99)	(0.32)	–	(0.01)	–
Total distributions	(2.04)	(1.08)	(0.34)	(0.08)	(0.05)	(0.03)
NET ASSET VALUE						
End of period	**$ 24.57**	**$ 28.20**	**$ 21.99**	**$ 18.01**	**$ 14.57**	**$ 13.07**

Ratios/Supplemental Data

Total return^	(5.64)%	34.41%	24.26%*	24.24%*	11.89%*	20.24%*
Ratio of total expenses to average net assets	0.84%+	0.87%	1.00%*	1.18%*	1.20%*	1.20%*
Ratio of net investment income to average net assets	1.36%+	0.48%	0.52%*	0.39%*#	0.22%*	0.42%*
Portfolio turnover rate	136.7%+	109.8%	140.6%	154.8%	72.3%	38.7%
Net assets, end of period (in millions)	$ 1,183	$ 854	$ 359	$ 123	$ 77	$ 75

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 2/29/08 and expense in excess of a 1.20% contractual expense limitation in effect through 10/1/05.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

\# Includes the effect of a one-time special dividend (0.22% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	4/28/06 Through 10/31/06‡
NET ASSET VALUE			
Beginning of period	$ 28.10	$ 21.97	$ 21.39
Investment activities			
Net investment income (loss)	0.14*	(0.05)*	0.01
Net realized and unrealized gain (loss)	(1.77)	7.25	0.57
Total from investment activities	(1.63)	7.20	0.58
Distributions			
Net investment income	(0.07)	(0.09)	–
Net realized gain	(1.96)	(0.99)	–
Total distributions	(2.03)	(1.08)	–
Redemption fees added to paid-in capital	–	0.01	–
NET ASSET VALUE			
End of period	**$ 24.44**	**$ 28.10**	**$ 21.97**

Ratios/Supplemental Data

Total return^	(5.81)%*	34.06%*	2.71%
Ratio of total expenses to average net assets	1.15%*+	1.15%*	1.12%+
Ratio of net investment income (loss) to average net assets	1.19%*+	(0.21)%*	0.05%+
Portfolio turnover rate	136.7%+	109.8%	140.6%
Net assets, end of period (in thousands)	$ 11,656	$ 7,294	$ 368

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/28/10.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
BRAZIL 8.0%		
Common Stocks 5.8%		
B2W Companhia Global do Varejo	225,000	7,458
BOVESPA	1,185,000	17,751
Companhia Vale do Rio Doce, ADR (USD)	450,000	14,328
Gol Linhas Aereas Intel, ADR (USD)	475,000	7,719
Petroleo Brasileiro, ADR (USD)	135,000	13,649
Tam, ADR (USD)	350,000	8,260
		69,165
Preferred Stocks 2.2%		
Banco Itau Holding Financeira	915,000	26,109
		26,109
Total Brazil (Cost $80,239)		95,274
CHINA 4.6%		
Common Stocks 4.6%		
China New Town Development (SGD) (1)	3,081,000	565
China Shenhua Energy (HKD)	3,400,000	15,699
Gome Electrical Appliances (HKD)	5,400,000	12,524
Industrial & Commercial Bank of China, H Shares (HKD)	23,000,000	18,236
Zhejiang Expressway (HKD)	7,430,000	7,853
Total China (Cost $51,824)		54,877
EGYPT 2.4%		
Common Stocks 2.4%		
EFG Hermes (1)	650,000	6,677
Orascom Telecom	1,472,020	22,206
Total Egypt (Cost $26,646)		28,883

IRELAND 0.8%		
Common Stocks 0.8%		
Anglo Irish Bank	700,000	9,750
Total Ireland (Cost $9,745)		9,750
JAPAN 3.9%		
Common Stocks 3.9%		
AEON Mall (2)	430,000	13,555
Nikon (2)	625,000	18,207
Toyota Motor	290,000	14,750
Total Japan (Cost $45,036)		46,512
KAZAKHSTAN 0.1%		
Common Stocks 0.1%		
Kazakhstan Kagazy, GDR (USD) (1)(3)	315,000	1,260
Kazakhstan Kagazy, GDR, Regulation S Shares (USD) (1)	115,000	460
Total Kazakhstan (Cost $2,229)		1,720
MEXICO 6.2%		
Common Stocks 6.2%		
America Movil, ADR (USD)	975,000	56,511
Grupo Financiero Banorte S.A.B. de C.V.	4,042,400	17,848
Total Mexico (Cost $62,633)		74,359
NETHERLANDS 0.9%		
Common Stocks 0.9%		
ASML	105,000	2,975
TomTom (1)(2)	240,000	8,349
Total Netherlands (Cost $17,487)		11,324

SWITZERLAND 0.6%

Common Stocks 0.6%

UBS (1)	200,000	6,724
UBS, Rights, 5/9/08 (1)	200,000	338
Total Switzerland (Cost $7,008)		7,062

UNITED KINGDOM 6.4%

Common Stocks 6.4%

BHP Billiton	330,000	11,724
Prudential	870,000	11,850
Rio Tinto	70,000	8,125
Rolls-Royce (1)	2,050,000	17,755
Rolls-Royce, Class B, Entitlement Shares (1)	124,096,000	247
Vodafone	4,750,000	15,023
Xstrata	150,000	11,651
Total United Kingdom (Cost $71,186)		76,375

UNITED STATES 36.2%

Common Stocks 35.9%

Amazon.com (1)	260,000	20,444
American Tower, Class A (1)	740,000	32,131
Arch Coal	250,000	14,340
Baker Hughes	220,000	17,794
Bed Bath & Beyond (1)	266,000	8,645
Central European Media Enterprises (1)	160,000	16,963
Cephalon (1)	100,000	6,241
Cleveland-Cliffs	40,000	6,416
CONSOL Energy	125,000	10,120
Corning	450,000	12,019
D. R. Horton	875,000	13,554
Freeport-McMoRan Copper & Gold	100,000	11,375
Genentech (1)	170,000	11,594

SECURITIES LENDING COLLATERAL 5.1%

INVESTMENTS IN POOLED ACCOUNT MANAGED BY JPMORGAN CHASE BANK, LONDON 5.1%

Bank Notes 0.2%		
American Express Centurion, VR, 2.792%, 2/17/09	502,891	500
National City Bank of Cleveland, VR, 2.678%, 8/14/08	1,005,782	988
Wachovia Bank, VR, 2.11%, 2/23/09	368,787	365
Wachovia Bank, VR, 2.12%, 10/2/08	352,024	350
World Savings Bank, VR, 2.739%, 5/8/08	804,626	805
		3,008
Certificates of Deposit 0.6%		
Bank of Montreal Chicago, VR, 2.698%, 10/2/08	838,152	836
Bank of Montreal Chicago, VR, 2.911%, 3/12/09	502,891	501
Bank of Nova Scotia Portland, 2.72%, 5/2/08	1,173,417	1,173
Calyon, VR, 2.10%, 10/14/08	921,967	919
KBC, 3.05%, 7/29/08	1,089,597	1,090
Natixis, VR, 2.11%, 5/15/08	452,602	453
Toronto Dominion New York, 2.85%, 5/8/08	1,089,597	1,090
Unicredito Italiano, 2.86%, 6/17/08	754,337	754
		6,816
Commercial Paper 0.0%		
DEPFA Bank, 2.93%, 5/15/08	419,076	418
		418
Master Notes 0.1%		
Bear Stearns, VR, 3.109%, 6/13/08	653,758	654
		654
Medium-Term Notes 1.6%		
American Honda Finance, VR, 2.86%, 9/16/08	234,682	235

Australia New Zealand, VR, 2.918%, 8/22/08	419,076	418
Bank of Ireland, VR, 2.125%, 12/29/08	1,005,782	1,003
Bank of Scotland, VR, 2.12%, 7/17/08	502,891	503
BASF, VR, 2.724%, 8/19/08	553,180	553
Bear Stearns, VR, 2.568%, 7/14/08	335,261	335
Bear Stearns, VR, 2.568%, 12/4/08	318,498	314
Bear Stearns, VR, 2.568%, 3/23/09	167,630	163
BMW U.S. Capital, VR, 2.741%, 8/4/08	1,525,436	1,525
Citigroup Funding, VR, 2.11%, 3/16/09	712,429	705
Commonwealth Bank Australia, VR, 2.779%, 6/8/09	838,152	838
Commonwealth Bank Australia, VR, 2.915%, 8/22/08	569,943	569
Credit Suisse First Boston USA, VR, 2.648%, 6/2/08	234,682	235
Goldman Sachs Group, VR, 2.558%, 2/13/09	636,995	633
HSBC Finance, VR, 2.761%, 8/6/08	419,076	418
IBM, VR, 2.769%, 9/8/08	1,651,159	1,650
Irish Life & Permanent, VR, 2.904%, 8/21/08	419,076	419
JPMorgan Chase, VR, 3.176%, 6/2/09	519,654	518
K2 USA, VR, 2.09%, 6/19/09	620,605	609
Lehman Brothers, VR, 2.15%, 12/23/08	704,047	697
Lehman Holdings, VR, 2.558%, 5/29/08	368,787	368
Links Finance, VR, 2.108%, 6/10/08	1,072,834	1,070
Merrill Lynch, VR, 2.558%, 10/23/08	888,441	876
Merrill Lynch, VR, 3.178%, 5/8/09	167,630	164
National Rural Utilities, VR, 2.72%, 9/4/08	955,493	955
Skandanaviska Enskilda Banken, VR, 2.98%, 8/7/08	963,874	964
SLM Corporation, VR, 2.94%, 12/15/08	1,139,886	1,114
Toyota Motor Credit, VR, 2.09%, 6/16/08	804,626	804
Wells Fargo, VR, 2.558%, 5/1/09	251,446	250

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,137,311)	$ 1,249,291
Receivable for shares sold	13,554
Dividends and interest receivable	5,137
Receivable for investment securities sold	4,781
Cash	160
Foreign currency (cost $12)	12
Other assets	6,080
Total assets	1,279,015
Liabilities	
Obligation to return securities lending collateral	60,807
Payable for investment securities purchased	16,886
Investment management fees payable	600
Payable for shares redeemed	449
Due to affiliates	46
Other liabilities	6,024
Total liabilities	84,812
NET ASSETS	$ 1,194,203
Net Assets Consist of:	
Undistributed net investment income	$ 6,141
Accumulated undistributed net realized loss	(4,912)
Net unrealized gain	111,972
Paid-in capital applicable to 48,609,120 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	1,081,002
NET ASSETS	$ 1,194,203

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/08	Year Ended 10/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 6,222	$ 2,724
Net realized gain (loss)	(4,306)	65,616
Change in net unrealized gain (loss)	(33,775)	103,534
Increase (decrease) in net assets from operations	(31,859)	171,874
Distributions to shareholders		
Net investment income		
Investor Class	(2,556)	(1,555)
Advisor Class	(20)	(2)
Net realized gain		
Investor Class	(62,228)	(17,105)
Advisor Class	(549)	(17)
Decrease in net assets from distributions	(65,353)	(18,679)
Capital share transactions*		
Shares sold		
Investor Class	463,929	409,959
Advisor Class	5,247	7,203
Distributions reinvested		
Investor Class	61,746	17,683
Advisor Class	569	20
Shares redeemed		
Investor Class	(101,340)	(84,979)
Advisor Class	(718)	(979)
Redemption fees received	217	164
Increase in net assets from capital share transactions	429,650	349,071
Net Assets		
Increase during period	332,438	502,266
Beginning of period	861,765	359,499
End of period	**$ 1,194,203**	**$ 861,765**
Undistributed net investment income	6,141	2,495

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S. The fund has two classes of shares: the Global Stock Fund original share class, referred to in this report as the Investor Class, offered since December 29, 1995, and the Global Stock Fund—Advisor Class (Advisor Class), offered since April 28, 2006. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2008, approximately 32% of the fund’s net assets were invested, directly or through its investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2008, the value of loaned securities was $57,669,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $964,295,000 and $623,858,000, respectively, for the six months ended April 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008.

At April 30, 2008, the cost of investments for federal income tax purposes was $1,137,311,000. Net unrealized gain aggregated $111,972,000 at period-end, of which $153,096,000 related to appreciated investments and $41,124,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2008, the fund had no deferred tax liability attributable to foreign securities and $405,000 of foreign capital loss carryforwards, including $13,000 that expire in 2009, $243,000 that expire in 2010, $36,000 that expire in 2011,and $113,000 that expire in 2012.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2008, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses in the amount of $2,000 were reimbursed by the manager during the six months ended April 30, 2008. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $5,000 remain subject to repayment at April 30, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2008, expenses incurred pursuant to these service agreements were $74,000 for Price Associates, $347,000 for T. Rowe Price Services, Inc., and $54,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,865,678 shares of the Investor Class, aggregating 4% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio for both classes were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008